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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               _________________


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 14, 2000


                         SPINNAKER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                       000-27473               76-0560101
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
 of incorporation)                                          Identification No.)

   1200 Smith Street, Suite 800
          Houston, Texas                                          77002
(Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code: (713) 759-1770
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ITEM 5.  OTHER EVENTS

     Spinnaker Exploration Company entered into an underwriting agreement with Credit Suisse First Boston Corporation, Banc of America Securities LLC, Deutsche Bank Securities Inc., ING Barings LLC, UBS Warburg LLC, Seismic Energy Holdings, Inc. ("SEHI") and Petroleum Geo-Services ASA on December 14, 2000 in connection with the sale by SEHI of up to 5,388,743 shares of common stock of Spinnaker.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

1.1 Underwriting Agreement dated December 14, 2000 by and among Spinnaker Exploration Company, Credit Suisse First Boston Corporation, Banc of America Securities LLC, Deutsche Bank Securities Inc., ING Barings LLC, UBS Warburg LLC, Seismic Energy Holdings, Inc. and Petroleum Geo-Services ASA
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPINNAKER EXPLORATION COMPANY


Date:  December 15, 2000           By:   /s/ JEFFREY C. ZARUBA
                                         -----------------------
                                         Jeffrey C. Zaruba
                                         Treasurer
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                                 EXHIBIT INDEX

  EXHIBIT NUMBER              DESCRIPTION
  --------------              -----------

       1.1 Underwriting Agreement dated December 14, 2000 by and among Spinnaker Exploration Company, Credit Suisse First Boston Corporation, Banc of America Securities LLC, Deutsche Bank Securities Inc., ING Barings LLC, UBS Warburg LLC, Seismic Energy Holdings, Inc. and Petroleum Geo-Services ASA